ANNUAL REPORT APRIL 30, 2001

[LOGO OF SOUTHTRUST FUNDS]

SouthTrust U.S. Treasury Money Market Fund
SouthTrust Income Fund
SouthTrust Bond Fund
SouthTrust Alabama Tax-Free Income Fund
SouthTrust Value Fund
SouthTrust Growth Fund

SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE

Dear Investor:

          I am pleased to present the Annual Report of the SouthTrust Funds for the 12-month reporting period from May 1, 2000 through April 30, 2001. This report begins with an investment review of the economy and developments in the financial markets over the reporting period. Next, you’ll find a complete list of investments and financial statements for SouthTrust U.S. Treasury Money Market Fund, Income Fund, Bond Fund, Alabama Tax-Free Income Fund, Value Fund and Growth Fund.

          The performance highlights of each fund are as follows. While the period was a positive one for bond investors, I urge you to remember that the performance of stocks is best measured over the long term. The short-term volatility that we have been experiencing, while painful, is part of stock investing. For many investors, a price decline presents the opportunity to dollar-cost average, 1 or lower the average cost of their shares by purchasing additional shares at lower prices.

SouthTrust U.S. Treasury Money Market Fund

          This portfolio of U.S. Treasury money market securities paid a dividend stream totaling $0.06 per share during the year for a total return of 5.68%. 2 Total net assets in the fund reached $1.1 billion at the end of the reporting period. The 7-day net yield was 3.86% as of at the end of the reporting period. 3

SouthTrust Income Fund

          SouthTrust Income Fund, a diversified portfolio of income-producing investments, paid dividends totaling $0.57 per share, which combined with a $0.31 increase in net asset value (“NAV”) to produce a total return of 9.58%. 4 Total net assets in the fund reached $69.7 million at the end of the reporting period.

SouthTrust Bond Fund

          This fund’s diversified portfolio of high-quality corporate and government bonds paid dividends totaling $0.58 per share, which combined with a $0.41 increase in NAV to produce a total return of 10.47%. 4  Total net assets in the fund reached $140.5 million at the end of the reporting period.

SouthTrust Alabama Tax-Free Income Fund

          This fund is designed for tax-sensitive Alabama residents. It pursues double-tax-free income—income free from federal regular income tax and Alabama income tax by investing in high-quality securities issued by Alabama municipalities. 5 The fund paid income distributions totaling $0.42 per share while NAV rose by $0.48 to produce a total return of 9.27%. 4 The fund’s assets reached $52.5 million at the end of the reporting period.
SOUTHTRUST FUNDS
PRESIDENT’S MESSAGE
(Concluded)

SouthTrust Value Fund

The fund’s portfolio primarily consists of undervalued stocks with long-term growth potential issued by large, established, and well-managed companies that are leaders in their industries. Amid a positive period for value stocks, unlike growth stocks, the fund produced a total return of 12.12%. 4 Contributing to the total return were a $0.07 increase in NAV and income distributions totaling $0.09 per share. Net assets totaled $345.7 million at the end of the reporting period.

SouthTrust Growth Fund

SouthTrust Growth Fund invests in stocks issued by large, established U.S. companies that have a record of growth in price and earnings—and have high potential to continue that growth. It complements SouthTrust Value Fund, which invests in value stocks issued by large, high-quality companies. In a difficult period for growth stocks, SouthTrust Growth Fund produced a total return of (12.68)%. 4 The fund’s assets reached $90.5 million at the end of the reporting period.

As always, we thank you for pursuing your financial goals through the professional management and diversification of the SouthTrust Funds. We look forward to keeping you up-to-date on your progress.

Sincerely,
/s/ Edward C. Gonzales
Edward C. Gonzales
President
June 15, 2001

(1)
Systematic investing does not assure a profit or protect against loss in declining markets. Because dollar-cost-avergaing involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

(2)
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

(3)	Yields quoted for money market funds most closely represent the fund’s current income.

(4)
Performance quoted reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance quoted does not reflect sales charges. The Bond, Income and Alabama Tax-Free Income Funds’ maximum sales charge is 3.50%. The Value and Growth Funds have a maximum sales charge of 4.50%.

(5)	Income may be subject to the federal alternative minimum tax.

SOUTHTRUST FUNDS
INVESTMENT REVIEW

        A year ago in the annual report we talked about the Federal Reserve Board’s (the “Fed”) five rate hikes and the likelihood for future rate increases. The Fed has now aggressively cut rates by 0.5% four times since the start of 2001, and reversed the six rate hikes totaling 1.75% it made in 1999 and 2000. The rate hikes and tight monetary policy a year ago resulted from unsustainable high levels of economic growth and concerns over developing economic pressures. At that time, we raised the question of whether or not the Fed could “successfully engineer a soft landing and avoid pushing the economy into a recession by being too aggressive in an environment that is just beginning to show signs of building inflationary pressures?” We also discussed how:

Investors, excited about potential profits from the “Internet mania,” sold bonds, conservative stocks and mutual funds. They borrowed record amounts on margin, and bought any stock that sounded exciting regardless of the company’s fundamentals or prospects for profit. The best performing stocks during this speculative buying binge tended to be financially weak companies generating significant losses, often with no prospects of earning a profit in the foreseeable future. The sharp divergence between bond and stock performance along with the “Internet mania” in the stock market will likely be a favorite topic for investment writers in the years to come.

        Six months ago we discussed how the lagged impact of the six rate hikes appeared to be taking hold. We also mentioned how the unlimited flow of capital to technology companies, regardless of whether they had a prudent business plan had stopped. We concluded that the “Internet mania” was over and that the market had shifted to favor prudent investors rather than speculators.

        It’s ironic that the bond and stock markets are now fluctuating on every action, whether presumed or real, that the Fed takes, but there is still concern over our ability to avoid a recession. Since the beginning of 2001, the Fed’s aggressive easing and accommodative monetary policy has been unable to lift the economy. Manufacturing and corporate profits are in recession with only consumers and investors remaining relatively upbeat. Worries of inflation have all but disappeared and the focus is now on whether the Fed was too slow to react or reacted too aggressively. How the economy responds will most likely determine investment winners and losers over the upcoming year.

Economic Perspective

        The global economy has joined the U.S. economy in a major slowdown with central banks around the world easing interest rates in an effort to avert recessions. In the U.S., manufacturing and corporate profits are in recession and our ability to avoid an official recession rests on the consumer. The consumer now represents 70% of Gross Domestic Product (“GDP”) and has been on a spending binge for several years, with consumer confidence being boosted by both the longest economic expansion in history and the exceptional wealth gains that resulted from the record breaking stock market of the 1990s. Consumers have consistently been spending more than their disposable income. The historically high rate of consumer spending has come at the expense of a negative savings rate and record debt burden. Yet despite the economic slowdown and apparent need to rebuild their balance sheets, consumers have kept spending. Autos and housing have both remained very strong compared to expectations given the weak stock market and economic slowdown. Most recently, the job market, which tends to have the biggest impact on the consumer, has weakened significantly. Unemployment has moved consistently higher since late 2000, large layoffs have become commonplace, and new job creations have fallen to negative levels. Economists believe the aggressive Fed easing will take hold in time for the economy to avoid the two down quarters in real GDP necessary to meet the official definition of a recession.

        We remain skeptical of the consumer’s ability to remain confident given the recent deterioration in the job market, negative stock market returns, loss of net wealth in 2000 and growing debt service pressures. If the consumer finally buckles under as we expect, the economy should experience a relatively mild recession that could last into early 2002. Whether or not we have a recession will have a major impact of winners and losers in the investment markets.

        The latest concern resulting from the aggressive Fed easing of interest rates is inflation. Given the economic slowdown, inflation worries had all but disappeared despite consumer inflation generally running above expectations. Since higher energy and tobacco prices have been the major source of inflation, it has been easy to dismiss the worries. Now, with the consumer still hanging strong and economists expecting Fed easing of interest rates to have an impact at any time, worries about inflation have returned. In our view, without a recession, inflation could become a serious concern in 2002. However, if we do have a recession, inflation worries should be put off for at least another year.

Fixed Income Review

        The bond rally that began in the fourth quarter of 2000, when the equity markets became unraveled, continued into the first quarter of 2001. Fixed income securities dramatically outperformed the broad equity markets with some taxable sectors, such as the retail sector, returning as much as 8% for the first quarter of 2001. Although municipal bonds began 2001 outperforming taxable bonds, they managed only a marginal improvement on January’s returns through the remainder of the first calendar quarter. Performance was apparently being held back by a large supply of new issues and concerns over a potential tax cut.

        Investor interest in corporate bonds returned in the first quarter. While much was made of the high levels of corporate issuance in 1999, the first quarter of 2001 saw a record $150 billion in new bonds issued with the primary catalyst being lower interest rates. The underperformance of corporates last year pushed their yield spreads over U.S. Treasuries to historically wide levels, making the corporate sector very attractive for purchase on a valuation basis. Security selection is critical and emphasis should be placed on diversification and quality of earnings. In the environment of a “steepening” yield curve, investors positioned in short maturity corporate issues should benefit the most from the Fed’s easing of interest rates.

        As Treasury and municipal rates have declined, the opportunity for municipalities to save taxpayer dollars by issuing new debt at lower levels or refinancing outstanding debt has been enticing and prudent. New municipal issuance accelerated near the end of the first quarter and accelerated issuance is expected to continue in the second quarter. New supply may result in marginally higher municipal rates, but given the strong demand from high tax bracket investors, demand may be sufficient to prevent rates from rising excessively.

        Supply-demand issues and taxable U.S. Treasury rates are driving yields of municipal securities. The Bush Administration has pushed forward its tax reform campaign proposals. Discussions to change the tax code typically cause municipal yields to rise as the uncertainty of new regulations make it more difficult to evaluate the tax advantage of municipals and lower tax rates reduce their taxable equivalent yield. Any negative impact of tax reform on demand for municipal bonds has been more than offset by the general decline in bond yields during the first quarter and the increased demand for bonds as a relative safe-haven from equity market depreciation. Should lower tax-brackets become a reality, the demand for tax relief will still exist among the highest tax bracket investors. Individuals in lower brackets, however, will find it necessary to evaluate their fixed income alternatives more closely. Any backup in municipal yields caused by tax legislation should be viewed as a buying opportunity for investors.

        A recession has major bullish implications for bonds. Bonds would benefit both from the continued difficult times for stocks and the elimination of inflation concerns. But, if the economy avoids recession, bonds may prove to be a difficult place to profit during the balance of 2001. Professional management of a bond portfolio may prove especially important throughout 2001, as U.S. Treasury bonds now look fully priced. Selection of the right type of bond, sector, coupon rate, maturity and individual credit will be key in attempting to maximize the benefits of a bond portfolio in 2001. Most important, bonds will continue to play their role of providing income and helping to offset the volatility of stocks for investors with prudently balanced portfolios.

Equity Review

        Stock portfolio managers probably spend too much time talking about what we think stocks will do over the near-term. Just as bonds provide the ballast and income for a portfolio, stocks provide the growth. Trying to time the market is a losers’ game and causes investors to miss the best days and participate in the worst days, resulting in below-average returns. Using desired returns to drive stock selection can also be a mistake. Investors, with lofty expectations for stock returns in recent years tended to be far too aggressive in an effort to achieve those returns and, as a result, often suffered significant losses. As many top investors have forecast in recent years, stocks will not likely provide the high returns this decade that they did last decade. Stock investors who generate double-digit returns over the next ten years will probably have done exceptionally well. What’s the point of all this? Successful investors should take a prudent approach to meeting their objectives with a balanced portfolio and follow through in a consistent, disciplined manner. Diversification, sound fundamental analysis, and some form of valuation should once again be the key to successful stock investing.

        Now that the lecture is over, what do we think about stocks? Are we in a bear market or bull market? What looks attractive? All are good questions, but there are no clear answers. As a general rule the strength in bonds over the last year and the weakness in stocks have made stocks more attractive relative to bonds than they’ve been in several years. Unfortunately though, most stocks look fairly valued, and many are at risk if the economy continues to weaken. Stocks do not currently represent an exceptional opportunity, but we think prudent investors, with realistic expectations, should do quite well. There is no question that technology and many of the once pricey growth stocks are in a bear market, but the broad market is still in a tired old bull market. With the unweighted Standard & Poor’s 500 Index (“S&P 500”) having provided a total return of (12.97)% over the past year ending April 30, 2001 and the S&P Mid Cap 400 and S&P Small Cap 600 1 returns of 7.0% and 8.1%, respectively, this has not been a true bear market. As a result, those expecting the kind of bullish surge typical in a new market cycle are likely to be disappointed in upcoming months. Fundamental analysis and valuation are once again important for success. This should position our SouthTrust Funds well for the difficult environment we expect. Our SouthTrust Growth Fund focuses on buying some of the largest, best-managed companies at reasonable prices. These tend to be the type of stocks that can do well in any environment, but typically have done especially well during periods of slowing earnings growth. The SouthTrust Value Fund is focused on identifying exceptional buying opportunities in companies with strong or improving fundamentals that have gone unrecognized and unrewarded by investors. This style has proven very effective both long-term and during the challenging past year. In the difficult economic and stock market environment we’re experiencing, opportunities are numerous and risks high, providing our Value Fund with ways to benefit shareholders.

        If we’re right about the economy and stock market, the next six months should be an excellent time to buy stocks. Fed easing should take hold before year-end with stocks heading higher before a significant rebound in the economy. It’s interesting that the normal seasonal market cycle is also consistent with our outlook. A study in Yale Hirsch’s Stock Traders Almanac 2001 shows that in the cumulative 51 year period from 1950 through 2000, $10,000 invested in the S&P 500 for the six months of May through October provided a compounded gain in price to $11,574, while $10,000 invested from November through April returned $363,353. With stocks historically bottoming mid-way through a recession, we believe prospects for stock investors should be bright by the time our October 31, semi-annual report rolls around.

SouthTrust U.S. Treasury Money Market Fund

        Investors in the twelve months ending April 2001 saw a complete reversal of direction by the Fed. On May 16, 2000 with the economy growing at 6%, the Fed raised short-term borrowing rates by 0.5 percentage points—culminating six rate increases totaling 1.75 percentage points over one-and-a-half years. Just 232 days later on January 3, 2001, responding to lower corporate earnings and diving consumer confidence, the Fed began a series of four 0.5 percentage point rate cuts. Yields on the 3-month, 2-year and 5-year U.S. Treasury declined 2.0, 2.4 and 1.7 percentage points, respectively, during the twelve months. During the reporting period, yields on overnight repurchase agreements declined by 1.5 percentage points though they generally maintained a 0.7 percentage point yield advantage over the 2-year Treasury. Responding to the four interest rate cuts by the Fed, the yield curve between 3-month and 30-year Treasuries returned to a normal upward sloping curve and steepened by 2.4 percentage points.

        The fund maintained a 50-75% allocation to overnight repurchase agreements throughout most of the year for their yield advantage. The fund deviated from this strategy over year-end to provide exemption from the State of Florida’s “Intangible” taxes. With the return to a normal upward sloping yield curve and the yield advantage of overnight repurchase agreements diminishing, the fund has begun extending its average maturity and increasing its allocation to Treasuries to increase yield. Investors should note that as of the end of April 2001, the yield on all eligible U.S. Treasury securities has fallen below the psychological 4% yield. Yields on short-term securities are poised to continue their declining trend as the Fed continues to stimulate the economy. 2

SouthTrust Income Fund

        Movement in yields and the performance of corporate securities changed dramatically in the twelve-month reporting period ending April 30, 2001. Beginning January 2001, the Fed reversed its direction of interest rate changes and investors finally found yields on corporate bonds attractive. On May 16, 2000 with the economy growing at 6%, the Fed raised short-term borrowing rates by 0.5 percentage points—culminating six rate increases totaling 1.75 percentage points over one-and-a-half years. Just 232 days later on January 3, 2001, responding to lower corporate earnings and diving consumer confidence, the Fed began a series of four 0.5 percentage point rate cuts. Yields on the 3-month, 2-year and 5-year U.S. Treasury declined 2.0, 2.4 and 1.7 percentage points, respectively, during the twelve months. Responding to the four interest rate cuts by the Fed, the yield curve between 3-month and 30-year Treasuries returned to a normal upward sloping curve and steepened by 2.4 percentage points. Typical of a steepening yield curve environment, the 5-year Treasury produced the best performance along the curve.

        Yield spreads on corporate debt were volatile over the year reflecting investor preference for stocks during the first six months and concern over corporate profitability during the last half. For the twelve-month reporting period ending April 30, 2001, mortgages were the best performing asset class among securities with a maturity of one to five years. Corporate bonds were second highest followed closely by Federal agency debt. Corporate bonds underperformed throughout most of 2000 but responding to four rate cuts by the Fed, outperformed during the first four months of 2001. 1-5 year corporate bonds provided a one percentage point higher return than similar maturity Treasuries during the four months ending April 30, 2001.

        The fund maintained an over allocation to corporate debt throughout the year relative to its benchmark, the Merrill Lynch 1-5 Year Government/Corporate Index 3 but did minimize this overweighting during fourth quarter 2000 and the first two months of 2001. During the reporting period, the fund transformed its corporate allocation to emphasize defensive issuers with quality earnings in diversified finance, retailing and utilities. The fund maintained its overweight to strategic telecommunication issuers and decreased its allocation to pure technology issuers. The fund’s strategic 15% allocation to mortgages during the reporting period provided stability to the performance of the fund.

SouthTrust Bond Fund

        Over the past several years there has been a discernable change in the character of the fixed income markets. While bonds continue to be a relatively stable asset class due to their income component, navigating through the various bond market trends has required a keen awareness of numerous variables. During the fourth quarter of last year for instance, long duration 4 Treasury securities (“Treasuries”) recorded a return of 7.30% primarily owing to a continued positive budget surplus and an accompanying decrease in Treasury issuance. In sum, Treasuries outperformed simply due to their scarcity value. The closest substitutes to Treasuries—Agency securities and swaps—began to take on an increasingly important tone both in terms of security selection and cross-product analysis. Numerous outgrowths developed. Most asset classes are now being increasingly scrutinized by investors. Relative value frameworks now consider numerous variables.

        Corporate securities have undergone changes of their own. The landscape has been altered by large global issues which have become an increasingly important component of the fund’s index, the Lehman Brothers Government/Credit Total Index. 5 Understanding how these global issues trade versus smaller deals has become a critical component of return in and of itself. But, perhaps the most observable trend to investors over the past year has been the increase in the amount of troubled credits. During the fourth quarter of 2000, corporates returned 3.53%, underperforming Treasuries by 1.45%. Just as abruptly, that trend reversed itself in the first part of 2001 as investors increased their risk appetite in favor of corporate bonds of all varieties. Through March 2001, Corporate securities returned 4.44%, outdistancing most other asset classes. In sum, the bond markets have undergone a tremendous amount of change over the past several years, structurally, fundamentally and technically. Markets are moving with increasing speed. Globalization will only increase. Analysis will become increasingly important.

        As an asset class, bonds have done extremely well over the past year aided most recently by the Fed’s policy of easing interest rates, which included four rate decreases in increments of 50 bps each. For its part, fund performance was 10.47% at NAV compared to 12.11% for our benchmark, the Lehman Brothers Government/Credit Total Index. 6 While we underperformed the index, generally speaking, we were correct in our analysis of last years trends. Treasuries were a large portion of the fund’s composition late last year. Throughout this year we increased our exposure to the corporate bond market. Going forward, we still anticipate a positive environment enveloping both the corporate and mortgage backed markets and would look to add exposure on any weakness. Supporting our viewpoint are spread sector valuations, which still remain undervalued on a long-term basis. As always, we would look to add selectively and would describe our philosophy as being opportunistically motivated.

SouthTrust Alabama Tax-Free Income Fund

        Reduced issuance, a volatile stock market and an accommodative Fed helped drive municipal rates lower over the past twelve months. For the twelve-month reporting period ending April 30, 2001, the SouthTrust Alabama Tax-Free Income Fund returned 9.27% to shareholders at NAV. 6 Municipal bond performance was very strong in the fourth quarter of 2000. After a period of limited yield change through mid-year 2000, interest rates began to drift lower in anticipation of a weaker economy. Yields on 10-year municipals declined 56 basis points dropping from 5.10% to 4.54% during this time period. During the same twelve-month reporting period, the weaker economic expectations, combined with excessive stock market volatility, sent investors in search of an investment safe-haven offering less price volatility. Two-year municipal yields benefitted significantly from the Fed easings as yields declined 118 basis points.
SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Continued)

        Fund performance benefitted from increased exposure to higher yielding and longer maturity securities during the spring of 2000 prior to the rate decline near year-end. These actions helped the income stream of the fund. Going forward our efforts will be focused on seeking to increase the monthly income stream while attempting to limit principal fluctuation.

SouthTrust Value Fund

        Fundamental analysis and valuation have returned to being an important determinate to success in the stock market. Just a year ago in the annual report our performance was lagging the S&P 500 and we said, “prudent analysis and a focus on attractive valuation could not keep up with the investor’s desire to own the best performing stocks regardless of price.” It’s satisfying to report that over the past year your SouthTrust Value Fund has provided a total return of 12.12% at NAV 6 versus a (12.97)% for the S&P 500. Beating the index by 25% reflects the excesses created when the market completely discounted the importance of valuation prior to the March 2000 peak in technology stocks.

        The key to our success has been our consistent approach. We are committed to a constant search for above-average companies that we can buy at attractive valuations. Once again a wide variety of stocks contributed to the good performance. Late in 2000 we were active buyers of a number of stocks that were under selling pressure by investors taking tax losses. Several of those stocks have provided our portfolio with a major boost in 2001. Symantec, a high quality computer software company that provides Internet security and is well known for its Norton anti-virus software, is up 94% in the first four months of 2001 and is now the largest holding in our portfolio. We have also profited from spin-offs with shareholders receiving small allocations and selling them in an effort to clean up their portfolios. The selling pressure often results in the spin-off becoming very attractively priced. In 2001, eFunds, an electronic payment solution provider spun-off from Deluxe, is up 93%. eFunds, a fast growth industry leader, was unrealistically cheap during its early months and has since gained an active following. In our last report, we mentioned our buying of both J.C. Penney and Circuit City and our reasoning behind the purchases. Allen Questum, the new head of J.C. Penney has done a terrific job of building a quality management team and making initial inroads in turning around some of their businesses. Despite J.C. Penney appreciating 86% in the first four months of 2001, we remain excited and continue to believe the real value will come from their Eckerd Drug Store division. Circuit City has been a much more volatile, but also a very successful holding. Late last year we were able to buy aggressively under $10 a share, and in early 2001, we were able to sell shares at over $17.50 a share. Then in March we were able to repurchase shares at around $11 a share. Our gains have come from a variety of stocks ranging from AMBAC Financial, CVS, First Data, Lowes, Sungard Data Systems, Tenet Healthcare and Washington Mutual to recent purchases like Cendant. Of course, not everything went the way we expected. We overstayed our welcome in ADC Telecommunications, while waiting for our holding to generate long-term capital gains. We also missed how serious the deterioration would be in the telecom industry with Lucent and Motorola both having had a negative impact on returns.

        The comments on Circuit City bring up another subject, turnover. We continue to believe in being long-term holders, but the extreme volatility of this market has made us more active than usual. We are opportunistic and when opportunities arise, we’re willing to move. Since we continue to think 2001 will remain a difficult and highly volatile market, we are actively managing with a close consideration of the tax consequences. We are constantly looking for opportunities to sell stocks where we have losses that can be used to offset gains. We’re willing to buy, then sell after 31 days, or the reverse, whichever way we believe we can net gains for our shareholder. We acknowledge that many shareholders are tax conscious and we try to minimize taxable distributions without impacting returns. The volatility of this market also dictates a higher turnover than expected. When the market gives us significant gains that we believe are unsustainable, we feel compelled to take some money off the table.

        We continue to believe that this market will give a fund like ours that’s willing to be opportunistic and do the needed research on out-of-favor companies plenty of attractive purchase candidates. When markets rotate from favoring growth to value stocks, as happened in the past year, value usually stays in favor for some time.

        What makes our SouthTrust Value Fund unique is its willingness to look for opportunities in all sectors of the market. Most value funds tend to have sizeable weightings in finance and often highly cyclical basic industry stocks, while usually underweighting technology. Our fund has used the recent market weakness to accumulate well-positioned technology stocks. We have been overweighted in technology versus the S&P 500 for much of 2001. Thanks to stock selection, our holdings have fared much better than the richly priced popular choices, many of which still look to be expensive. We are also overweighted in financials, focusing on property and casualty and reinsurance stocks, which we believe are just beginning to recover after a long negative cycle. We intend to stay flexible but disciplined in our search for opportunities to enhance value for our shareholders. Thanks for your continued vote of confidence.

SouthTrust Growth Fund

        For the twelve-month reporting period ended April 30, 2001, the SouthTrust Growth Fund returned (12.68)% at NAV 6 compared to a return of (12.97)% for the S&P 500.

        Our approach to managing the fund centers around how we define growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. Investors recognize those attributes and value them in the market.

        We have seen a dramatic shift within the equity market over the past year with investors now unwilling to blindly chase technology names or speculative growth stocks priced for perfection. Rationality has reappeared and investors are actually able to acknowledge the existence of growth stocks outside the technology sector. This change of stance has benefited our approach to growth stock investing. Our focus on premier, industry leading companies with low cost operations and strong financials, positions the fund ideally for the more fundamentally based stock market we envision.

        The fund has found opportunity in a wide assortment of names over the past year. We established positions in consumer companies like Best Buy, Costco, Target and Colgate-Palmolive, all of whom have performed admirably. More recently, we have established a position in Dell Computer and added to our Nokia position by taking advantage of the weakness in technology names in order to solidify our positions in industry leaders within that sector.

(6)
The S&P 500, S&P Mid Cap 400 and the S&P Small Cap 600 indexes are unmanaged capitalization-weighted indexes. The S&P 500 measures the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P Mid Cap 400 represents all major industries in the mid-range of the U.S. stock market and the S&P Small Cap 600 measure all major industries in the small capitalization range of the U.S. stock market. Investments cannot be made in an index.

SOUTHTRUST FUNDS
INVESTMENT REVIEW
(Concluded)

(2)
An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

(3)
The Merrill Lynch 1-5 Year Government/Corporate Index is an unmanaged index trading short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.

(4)
Duration is a measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

(5)
The Lehman Brothers Goverrnment/Credit Total Index is an unmanaged index comprised of all bonds that investment grade rated Baa or higher by Moody’s Investor Service of BBB or higher by S&P, if unrated by Moody’s. Issues must have at least one year maturity. Investments cannot be made in an index.

(6)
Performance quoted is based upon net asset value and does not take into account the fund’s sales charge. Total return, based on offering price (i.e., less any applicable sales charge) for the Alabama Tax-Free Income Fund, Value Fund and the Growth Fund, were 5.42%, 7.07% and (16.61)%, respectively. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

SOUTHTRUST INCOME FUND

Growth of a $10,000 Invested in SouthTrust Income Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the “Fund”) from January 10, 1996 (start of performance) to April 30, 2001, compared to the Merrill Lynch 1-5 Year Government/Corporate Index (“ML1-5GC”)†.

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return For the Period Ended April 30, 2001††

1 Year	5.76%
5 Year	5.18%
Start of Performance (1/10/1996)	4.69%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index.

†	The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST BOND FUND

Growth of a $10,000 Invested in SouthTrust Bond Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the “Fund”) from May 8, 1992 (start of performance) to April 30, 2001, compared to the Lehman Brothers Government/Credit Total Index (“LBGCT”)†

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return For the Period Ended April 30, 2001††

1 Year	6.61%
5 Year	5.77%
Start of Performance (5/8/1992)	6.06%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.

†	The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

††
Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

Growth of a $10,000 Invested in SouthTrust Alabama Tax-Free Income Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the “Fund”) from April 30, 1991† to April 30, 2001, compared to the Lehman Brothers 5 Year Municipal Bond Index (“LB5MB”)††.

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return For the Period Ended April 30, 2001†††

1 year	5.42%
5 Years	3.85%
10 Years	4.35%
Start of Performance (1/1/1989)	4.85%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB5MB has been adjusted to reflect reinvestment of dividends on securities in the index.

†
The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1991 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.

††	The LB5MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST VALUE FUND

Growth of a $10,000 Invested in SouthTrust Value Fund

        The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the “Fund”) from May 8, 1992 (start of performance) to April 30, 2001, compared to the Standard & Poor’s 500 Index (“S&P 500”)†.

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return For the Period Ended April 30, 2001††

1 Year	7.07%
5 Years	13.95%
Start of Performance (5/8/1992)	13.33%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

††
Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%.

SOUTHTRUST GROWTH FUND

Growth of a $10,000 Invested in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the “Fund”) from April 30, 1991† to April 30, 2001, compared to the Standard & Poor’s 500 Index (“S&P 500”)††.

[Graphic Representation Omitted - See Appendix]

Average Annual Total Return For the Period Ended April 30, 2001†††

1 Year	(16.61)%
5 Years	13.18%
10 Years	12.68%
Start of Performance (1/1/1989)	13.64%

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*
Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

†
The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1991 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.

††	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. This index is unmanaged.

†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001

Principal Amount		Value

U.S. TREASURY OBLIGATIONS—26.2%
	U.S. TREASURY BILLS—17.4%
$ 50,000,000	(1)3.852%, 7/26/2001	$ 49,550,292
100,000,000	(1)3.936%, 5/31/2001	99,678,333
50,000,000	(1)5.958%, 6/14/2001	49,651,972

	TOTAL	198,880,597

	U.S. TREASURY NOTES—8.8%
50,000,000	5.500%, 8/31/2001	50,216,467
50,000,000	5.625%, 5/15/2001	50,028,172

	TOTAL	100,244,639

TOTAL U.S. TREASURY OBLIGATIONS		299,125,236

REPURCHASE AGREEMENTS(2)—73.8%
55,000,000	Barclays de Zoete Wedd Securities, Inc., 4.520%, dated 4/30/2001, due 5/1/2001	55,000,000
55,000,000	Bear, Stearns and Co., 4.500%, dated 4/30/2001, due 5/1/2001	55,000,000
55,000,000	Dresdner Securities (USA), Inc., 4.500%, dated 4/30/2001, due 5/1/2001	55,000,000
252,716,000	Greenwich Capital Markets, Inc., 4.520%, dated 4/30/2001, due 5/1/2001	252,716,000
55,000,000	Lehman Brothers, Inc., 4.500%, dated 4/30/2001, due 5/1/2001	55,000,000
55,000,000	Merrill Lynch, Pierce, Fenner and Smith, 4.400%, dated 4/30/2001, due 5/1/2001	55,000,000
55,000,000	Morgan Stanley Group, Inc., 4.450%, dated 4/30/2001, due 5/1/2001	55,000,000
260,000,000	Warburg Securities, 4.520%, dated 4/30/2001, due 5/1/2001	260,000,000

TOTAL REPURCHASE AGREEMENTS		842,716,000

TOTAL INVESTMENTS (at amortized cost)(3)		$1,141,841,236

(1)	Yield at date of purchase.

(2)	The repurchase agreements are fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio.

(3)	Also represents cost for federal tax purposes.

Note:	The categories of investments are shown as a percentage of net assets ($1,141,486,709) at April 30, 2001.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001

Principal Amount		Value

CORPORATE BONDS—49.8%
	CHEMICALS—2.2%
$ 1,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	$ 1,011,921
550,000	Solutia, Inc., Note, 6.50%, 10/15/2002	543,256

	TOTAL	1,555,177

	CONSUMER CYCLICALS—2.5%
500,000	Masco Corp., Note, 6.00%, 5/3/2004	499,037
1,250,000	Target Corp., Note, 5.50%, 4/1/2007	1,214,475

	TOTAL	1,713,512

	CONSUMER NON-DURABLES—2.2%
50,000	Gillette Co., Note, 6.25%, 8/15/2003	51,495
1,000,000	(1)Kellogg Co., Note, 5.50%, 4/1/2003	1,002,808
500,000	Procter & Gamble Co., Deb., 8.70%, 8/1/2001	505,536

	TOTAL	1,559,839

	ENERGY—3.5%
1,000,000	Amoco Corp., Company Guarantee, 6.25%, 10/15/2004	1,030,497
1,308,000	Chevron Corp., Deb., 8.11%, 12/1/2004	1,382,321

	TOTAL	2,412,818

	FINANCIAL SERVICES—20.1%
450,000	BellSouth Capital Funding Corp., Deb., 6.04%, 11/15/2026	449,528
1,400,000	Commercial Credit Co., Note, 6.625%, 6/1/2015	1,423,612
750,000	Fleet Boston Financial Corp., Sub. Note, 7.125%, 4/15/2006	770,644
1,000,000	Ford Motor Credit Co., Global Note, 6.875%, 2/1/2006	1,018,665
1,000,000	Ford Motor Credit Co., Sr. Note, 8.20%, 2/15/2002	1,026,666
1,000,000	General Electric Capital Corp., Note, Series A, 6.80%, 11/1/2005	1,049,054
1,000,000	General Motors Acceptance Corp., Note, 6.625%, 10/1/2002	1,017,805
1,000,000	General Motors Acceptance Corp., Sr. Note, 6.625%, 1/10/2002	1,015,974
SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Value

$1,950,000	Household Finance Corp., Note, 7.00%, 8/1/2003	$ 2,009,360
250,000	KeyBank, N.A., Sub. Note, 6.50%, 4/15/2008	239,976
750,000	Lehman Brothers Holdings, Inc., Note, 7.75%, 1/15/2005	782,517
100,000	Morgan Stanley, Dean Witter & Co., Note, 8.10%, 6/24/2002	103,575
1,000,000	NationsBank Corp., Sub. Note, 6.875%, 2/15/2005	1,026,130
850,000	Sears Roebuck Acceptance Corp., Medium Term Note, Series 2, 6.86%, 8/6/2001	855,645
1,000,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	1,053,634
200,000	Wells Fargo Financial, Inc., Sr. Note, 6.125%, 8/1/2003	203,670

	TOTAL	14,046,455

	TECHNOLOGY—6.6%
200,000	Republic New York Corp., Deb., 7.875%, 12/12/2001	203,845
1,000,000	International Business Machines Corp., Deb., 6.22%, 8/1/2027	1,022,692
1,500,000	New York Telephone Co., Deb., 9.375%, 7/15/2031	1,592,535
750,000	Sun Microsystems, Inc., Sr. Note, 7.35%, 8/15/2004	770,510
1,000,000	United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	1,035,687

	TOTAL	4,625,269

	UTILITIES—12.7%
1,000,000	Alabama Power Co., Sr. Note, 5.49%, 11/1/2005	970,084
1,500,000	Ameritech Capital Funding Corp., Company Guarantee, 5.95%, 1/15/2038	1,506,057
200,000	BellSouth Telecommunications, Inc., Note, 6.375%, 6/15/2004	203,855
1,500,000	Enron Corp., Unsecd. Note, 6.625%, 11/15/2005	1,514,160
SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Value

$ 500,000	Michigan Consolidated Gas, 1st Mtg. Bond, Series B, 5.75%, 5/1/2001	$ 500,000
1,000,000	SBC Communications, Inc., Deb., 6.50%, 7/1/2003	1,003,956
1,000,000	U.S. West Communications, Inc., Unsecd. Note, 6.375%, 10/15/2002	1,010,727
1,000,000	Vodafone AirTouch PLC, Note, 7.625%, 2/15/2005	1,052,858
1,055,000	West Penn Power Co., Medium Term Note, 5.66%, 9/23/2002	1,063,746

	TOTAL	8,825,443

TOTAL CORPORATE BONDS (identified cost $34,294,591)		34,738,513

GOVERNMENT AGENCIES—21.9%
	FEDERAL HOME LOAN BANK—1.4%
1,000,000	6.00%, 8/15/2002	1,019,630

	FEDERAL HOME LOAN MORTGAGE CORPORATION—8.2%
694,187	6.50%, 1/15/2006	701,132
1,000,000	6.50%, 9/15/2021	1,011,260
62,971	7.00%, 8/1/2003	63,693
1,494,761	7.00%, 9/15/2006	1,498,468
919,939	7.50%, 2/1/2023	946,697
200,000	7.75%, 11/7/2001	203,451
1,250,000	7.95%, 3/15/2021	1,281,398

	TOTAL	5,706,099

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—7.5%
954,489	6.50%, 8/1/2013	965,095
863,724	6.85%, 6/25/2021	874,979
2,000,000	6.95%, 11/13/2006	2,025,540
1,000,000	7.05%, 2/12/2007	1,021,032
348,654	8.00%, 7/25/2005	348,692

	TOTAL	5,235,338

SOUTHTRUST INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Concluded)

Principal Amount or Shares		Value

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—4.8%
$ 1,006,430	7.00%, 9/15/2008	$ 1,041,452
1,387,983	7.00%, 2/15/2009	1,436,368
843,207	7.50%, 12/15/2022	869,009

	TOTAL	3,346,829

TOTAL GOVERNMENT AGENCIES (identified cost $15,281,989)		15,307,896

FOREIGN GOVERNMENT—2.6%
1,745,000	Quebec, Province of, Note, 7.14%, 2/27/2026 (identified cost $1,741,144)	1,810,066

U.S. TREASURY OBLIGATIONS—22.2%
	U.S. TREASURY NOTES—22.2%
6,000,000	4.75%, 1/31/2003	6,046,038
2,000,000	5.75%, 11/15/2005	2,069,688
4,500,000	5.875%, 11/15/2004	4,661,055
2,500,000	6.75%, 5/15/2005	2,673,530

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $15,152,019)		15,450,311

MUTUAL FUND—2.1%
1,449,882	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	1,449,882

TOTAL INVESTMENTS (identified cost $67,919,625)(2)		$ 68,756,668

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. This security has been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2001, this security amounted to $1,002,808 which represents 1.4% of net assets.

(2)
The cost of investments for federal tax purposes amounts to $67,932,163. The net unrealized appreciation of investments on a federal tax basis amounts to $824,505 which is comprised of $1,084,267 appreciation and $259,762 depreciation at April 30, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($69,728,064) at April 30, 2001.

See Notes which are an integral part of the Financial Statements
SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001

Principal Amount		Value

CORPORATE BONDS—43.2%
	BANKING—3.4%
$ 2,000,000	BB&T Corp., Sub. Note, 7.25%, 6/15/2007	$ 2,039,524
2,500,000	Bank of New York Co., Inc., Sub. Note, 8.50%, 12/15/2004	2,715,477

	TOTAL	4,755,001

	CHEMICALS—2.3%
2,000,000	Praxair, Inc., Note, 6.15%, 4/15/2003	2,023,842
1,150,000	Solutia, Inc., Note, 6.50%, 10/15/2002	1,135,899

	TOTAL	3,159,741

	COMMERCIAL SERVICES—1.4%
2,000,000	Equifax, Inc., Sr. Note, 6.50%, 6/15/2003	2,019,170

	CONSUMER CYCLICALS—0.7%
1,000,000	Masco Corp., Unsecd. Note, 6.00%, 5/3/2004	998,075

	CONSUMER STAPLES—2.1%
2,000,000	AOL Time Warner, Inc., Bond, 7.625%, 4/15/2031	2,011,106
1,000,000	(1)Kellogg Co., Note, 6.00%, 4/1/2006	992,386

	TOTAL	3,003,492

	FINANCIAL SERVICES—16.1%
5,000,000	Citigroup, Inc., Sub. Unsecd. Note, 7.25%, 10/1/2010	5,204,685
4,240,000	Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009	4,047,754
1,375,000	Fleet Boston Corp., Sub. Note, 7.125%, 4/15/2006	1,412,847
5,000,000	Ford Motor Credit Co., Note, 6.875%, 2/1/2006	5,093,325
2,000,000	General Electric Capital Corp., Note, 6.80%, 11/1/2005	2,098,108
2,000,000	Goldman Sachs Group, Inc., Bond, 6.875%, 1/15/2011	1,990,064
1,300,000	Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	1,392,568
1,300,000	Wells Fargo Co., Sub. Note, 7.125%, 8/15/2006	1,369,724

	TOTAL	22,609,075

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Value

	PROCESS INDUSTRIES—3.7%
$ 5,000,000	Archer-Daniels-Midland Co., Deb., 7.125%, 3/1/2013	$ 5,230,665

	RETAIL TRADE—1.5%
2,000,000	Wal-Mart Stores, Inc., Sr. Unsecd. Note, 6.875%, 8/10/2009	2,080,452

	TECHNOLOGY—7.0%
4,000,000	Quebec, Province of, Deb., 7.50%, 9/15/2029	4,277,080
4,000,000	(1)Qwest Capital Funding, Notes, 7.25%, 2/15/2011	4,046,260
1,500,000	Sun Microsystems, Inc., Sr. Unsecd. Note, 7.35%, 8/15/2004	1,541,019

	TOTAL	9,864,359

	UTILITIES—5.0%
2,000,000	Enron Corp., Note, 7.875%, 6/15/2003	2,087,992
2,000,000	Sprint Capital Corp., Company Guarantee, 6.875%, 11/15/2028	1,692,814
3,000,000	Vodafone AirTouch PLC, Note, 7.625%, 2/15/2005	3,158,574

	TOTAL	6,939,380

TOTAL CORPORATE BONDS (identified cost $59,641,288)		60,659,410

GOVERNMENT AGENCIES—21.3%
	FEDERAL HOME LOAN BANK—1.5%
2,000,000	7.03%, 7/14/2009	2,128,640

	FEDERAL HOME LOAN MORTGAGE CORPORATION—10.6%
5,000,000	6.375%, 11/15/2003	5,178,495
1,000,000	6.875%, 9/15/2010	1,060,158
4,500,000	7.00%, 7/15/2005	4,780,206
2,000,000	7.00%, 3/15/2010	2,137,210
1,250,000	7.95%, 3/15/2021	1,281,398
417,708	9.50%, 2/15/2020	437,006

	TOTAL	14,874,473

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Value

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—3.4%
$ 4,500,000	7.125%, 2/15/2005	$ 4,786,304

	GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—5.8%
1,387,983	7.00%, 2/15/2009	1,436,368
5,000,000	8.00%, 12/20/2021	5,153,375
1,533,038	8.00%, 2/15/2030	1,586,140

	TOTAL	8,175,883

TOTAL GOVERNMENT AGENCIES (identified cost $29,006,783)		29,965,300

U.S. TREASURY OBLIGATIONS—33.2%
	U.S. TREASURY BONDS—17.4%
2,000,000	(2)5.50%, 8/15/2028	1,891,120
3,000,000	(2)6.00%, 2/15/2026	3,031,638
3,000,000	(2)6.25%, 8/15/2023	3,119,400
4,125,000	(2)7.25%, 5/15/2004	4,423,774
6,000,000	(2)7.50%, 11/15/2016	7,019,064
3,000,000	(2)7.875%, 2/15/2021	3,679,488
1,000,000	8.00%, 11/15/2021	1,246,020

	TOTAL	24,410,504

	U.S. TREASURY NOTES—15.8%
1,000,000	4.25%, 3/31/2003	999,075
2,500,000	4.75%, 1/31/2003	2,519,182
10,000,000	(2)5.75%, 11/15/2005	10,348,440
2,000,000	(2)5.875%, 11/15/2005	2,079,086
2,000,000	(2)6.25%, 2/15/2003	2,065,928
3,000,000	(2)6.50%, 5/15/2005	3,182,430
1,000,000	7.25%, 8/15/2004	1,076,579

	TOTAL	22,270,720

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $46,055,391)		46,681,224

SOUTHTRUST BOND FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Concluded)

Shares		Value

MUTUAL FUND—0.7%
956,288	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	$ 956,288

TOTAL INVESTMENTS (identified cost $135,659,750)(3)		$138,262,222

(1)
Denotes a restricted security which is subject to restrictions on resale under federal laws. These securities have been deemed liquid based upon criteria approved by the fund’s Board of Trustees. At April 30, 2001, these securities amounted to $5,038,646 which represents 3.6% of net assets.

(2)	Certain principal amounts on loan to broker.

(3)
The cost of investments for federal tax purposes amounts to $135,831,976. The net unrealized appreciation of investments on a federal tax basis amounts to $2,430,246 which is comprised of $3,257,146 appreciation and $826,900 depreciation at April 30, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($140,548,714) at April 30, 2001.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001

Principal Amount		Credit Rating(1)	Value

LONG-TERM MUNICIPALS—96.7%
	ALABAMA—94.7%
$ 1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (AMBAC INS)/(Original Issue Yield: 4.85%), 9/1/2007	AAA	$ 1,078,915
500,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.60% (AMBAC INS), 8/15/2009	AAA	502,135
1,000,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (AMBAC INS), 8/15/2011	AAA	1,001,170
500,000	Alabama Incentives Financial Authority, Series A, 6.00% (AMBAC INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	533,060
500,000	Alabama Industrial Access Road and Bridge Corp., Revenue Bond, 4.90% (Original Issue Yield: 5.00%), 6/1/2005	A1	517,525
640,000	Alabama Mental Health Finance Authority, Refunding Bond, 4.875% (MBIA INS), 5/1/2003	AAA	655,194
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005	AAA	518,620
500,000	Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA INS), 10/1/2006	AAA	522,610
500,000	Alabama State Corrections Institution Finance Authority, Series A, Crossover Refunding Bond, 4.80% (MBIA INS)/(Original Issue Yield: 5.00%), 4/1/2002	AAA	507,655
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 1,000,000	Alabama State IDA, Special Tax Refunding Bonds, 5.00% (Original Issue Yield: 5.05%), 11/1/2003	A2	$ 1,031,910
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.87%), 12/1/2003	Aa3	1,030,280
1,375,000	Alabama State Public School & College Authority, Revenue Bonds, 5.00%, 11/1/2004	Aa3	1,433,094
1,400,000	Alabama State Public School & College Authority, Revenue Bonds, 5.75% (Original Issue Yield: 5.90%), 8/1/2019	AA	1,463,826
1,500,000	Alabama State Public School & College Authority, Series A, 5.50% (MBIA INS)/(Original Issue Yield: 5.85%), 9/1/2029	AAA	1,521,735
1,000,000	Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017	AA	1,058,290
1,000,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2005	AAA	1,032,380
1,020,000	Alabama Water PCA, Revenue Refunding Bonds, 4.75% (AMBAC INS), 8/15/2006	AAA	1,053,109
300,000	Alabama Water PCA, Series A, Revenue Bonds, 4.75% (AMBAC INS), 8/15/2010	AAA	302,925
1,000,000	Alabama Water PCA, Series A, Revenue Bonds, 5.00% (AMBAC INS), 8/15/2004	AAA	1,039,160
500,000	Anniston, AL, Regional Medical Center Board, Series A, Revenue Bonds, 4.80% (AMBAC INS)/(Original Issue Yield: 4.90%), 6/1/2010	AAA	500,710
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (AMBAC INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	$ 512,625
500,000	Auburn, AL, GO Unlimited Warrants, 4.75%, 12/1/2008	A+	512,450
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	A+	511,135
1,000,000	Birmingham, AL, Baptist Medical Center Special Care Facilities, Revenue Refunding Bonds, 5.80% (MBIA INS)/(Original Issue Yield: 5.98%), 11/15/2016	AAA	1,030,080
500,000	Birmingham, AL, Waterworks & Sewer Board, Series A, Revenue Refunding Bonds, 5.20% (Original Issue Yield: 5.30%), 1/1/2002	Aa3	506,960
750,000	Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue Bonds, 5.875% (Connie Lee LOC)/(Original Issue Yield: 6.00%), 8/15/2015	AAA	783,712
1,000,000	DCH Health Care Authority, AL, Revenue Refunding Bonds, 4.50% (MBIA INS)/(Original Issue Yield: 4.55%), 6/1/2007	AAA	1,002,600
500,000	East Central, AL, Refunding Revenue Bonds, 5.35% (AMBAC INS)/(Original Issue Yield: 5.414%), 9/1/2014	AAA	510,590
1,150,000	Fort Payne, AL, GO Unlimited Warrants School Improvements, 5.75% (FSA INS)/(Original Issue Yield: 5.875%), 5/1/2026	AAA	1,179,244
115,000	Hartselle, AL, Medical Clinic Board, Revenue Bonds, 6.25% (Hospital Corporation America), 10/1/2002	NR	117,471
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 750,000	Huntsville, AL, Health Care Authority, Revenue Refunding Bonds, Series A, 5.00% (MBIA INS)/(Original Issue Yield: 5.05%), 6/1/2009	AAA	$ 765,458
1,000,000	Huntsville, AL, Water Systems, Revenue Refunding Bonds, 4.625%, 11/1/2006	AA	1,029,560
1,000,000	Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009	AA	1,060,120
340,000	Huntsville, AL, GO LT Warrants, Series C, 5.875% (Original Issue Yield: 6.35%), 11/1/2015	AA	350,717
250,000	Jefferson County, AL, Board of Education, School Improvements, 5.35% (AMBAC INS)/(Original Issue Yield: 5.35%), 2/15/2008	AAA	262,615
1,000,000	Jefferson County, AL, GO Unlimited Warrants, 5.00% (Original Issue Yield: 5.05%), 4/1/2003	AA-	1,024,860
500,000	Jefferson County, AL, GO Unlimited Warrants, 5.25% (Original Issue Yield: 5.45%), 4/1/2008	AA-	515,825
2,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, Series D, 5.75% (Original Issue Yield: 5.83%), 2/1/2027	AAA	2,053,820
1,000,000	Jefferson County, AL, Sewer, Revenue Refunding Warrants, 5.50% (MBIA INS)/(Original Issue Yield: 5.60%), 9/1/2005	AAA	1,058,520
500,000	Lauderdale County & Florence, AL Health Care Authority, Series A, 6.00% (MBIA INS)/(Original Issue Yield: 5.20%), 7/1/2013	AAA	534,820
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 1,500,000	Lee County, AL, Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.70%), 2/1/2021	AAA	$ 1,513,980
500,000	Madison County, AL, Board of Education, Refunding Bonds, 5.20% (FSA INS), 3/1/2015	AAA	503,255
500,000	Madison County, AL, Board of Education, Refunding Bonds, Series B, 4.625% (FSA INS)/(Original Issue Yield: 4.65%), 3/1/2011	AAA	497,825
1,000,000	Madison, AL, GO Unlimited Warrants, 6.00% (MBIA INS)/(Original Issue Yield: 6.10%), 4/1/2023	AAA	1,045,380
350,000	Mobile, AL, GO Unlimited Warrants, 5.50% (AMBAC INS)/(Original Issue Yield: 5.67%), 2/15/2014	AAA	365,586
500,000	Montgomery County, AL, GO Unlimited Warrants, 5.00%, 11/1/2001	AA	504,575
470,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Bonds, Series C, 5.20% (Original Issue Yield: 5.10%), 9/1/2009	AAA	486,337
1,000,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 4.60% (Baptist Medical Center, AL)/ (AMBAC INS)/(Original Issue Yield: 4.70%), 5/1/2009	AAA	983,590
600,000	Montgomery, AL, Baptist Medical Center Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.00% (Baptist Medical Center, AL)/ (AMBAC INS), 5/1/2007	AAA	615,288
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 1,000,000	Montgomery, AL, Baptist Medical
Center Special Care Facilities
Finance Authority, Revenue
Refunding Bonds, Series A, 5.20%
(Baptist Medical Center, AL)/
(AMBAC INS)/(Original Issue
	Yield: 5.30%), 5/1/2013	AAA	$ 1,015,720
245,000	Montgomery, AL, Medical Clinic, Revenue Bonds, 6.00% (AMBAC INS)/(Original Issue Yield: 6.279%), 3/1/2026	AAA	253,783
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2005	AAA	513,885
500,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS), 11/1/2006	AAA	513,175
635,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/(Original Issue Yield: 4.65%), 11/1/2008	AAA	643,839
700,000	Pelham, AL, GO Unlimited Warrants, 4.60% (AMBAC INS)/(Original Issue Yield: 4.70%), 11/1/2009	AAA	705,880
1,590,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (AMBAC INS), 2/1/2009	AAA	1,617,730
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS), 6/1/2008	AAA	526,210
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (AMBAC INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	520,040
SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Principal Amount		Credit Rating(1)	Value

$ 500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 4.60% (MBIA INS)/(Original Issue Yield: 4.65%), 6/1/2008	AAA	$ 505,100
1,000,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, Series C, 4.60% (Original Issue Yield: 4.70%), 10/1/2004	AA-	1,024,370
500,000	Tuscaloosa County, AL, Board of Education, Series A, 5.50% (AMBAC INS)/(Original Issue Yield: 5.60%), 2/1/2027	AAA	500,640
200,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.50% (Original Issue Yield: 5.65%), 10/1/2003	AA-	208,740
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.55% (Original Issue Yield: 5.70%), 1/1/2015	AA-	1,040,110
1,000,000	Tuscaloosa County, AL, GO Unlimited Warrants, 5.75%, (Original Issue Yield: 5.90%), 1/1/2019	AA-	1,040,510

	TOTAL		49,773,033

	PUERTO RICO—2.0%
500,000	Puerto Rico, Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	528,075
500,000	Puerto Rico, Public Building Authority, Revenue Bonds, Series B, 5.125% (MBIA INS)/(Original Issue Yield: 5.40%), 7/1/2017	AAA	503,780

	TOTAL		1,031,855

TOTAL LONG-TERM MUNICIPALS (identified cost $49,556,325)			50,804,888

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Concluded)

Shares		Value

MUTUAL FUND—1.8%
957,138	Federated Alabama Municipal Cash Trust Fund (at net asset value)	$ 957,138

TOTAL INVESTMENTS (identified cost $50,513,463)(2)		$51,762,026

(1)	Please refer to “Investment Ratings” in the Statement of Additional Information for an explanation of the credit ratings. Investment Ratings are unaudited.

(2)
The cost of investments for federal tax purposes amounts to $50,513,463. The net unrealized appreciation of investments on a federal tax basis amounts to $1,248,563 which is comprised of $1,345,709 appreciation and $97,146 depreciation at April 30, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($52,545,963) at April 30, 2001.

The following acronyms are used throughout this portfolio:

AMBAC—American Municipal Bond Assurance Corporation
FGIC—Financial Guaranty Insurance Company
FSA—Financial Security Assurance
GO—General Obligation
IDA—Industrial Development Authority
INS—Insured
LOC—Letter of Credit
LT—Limited Tax
MBIA —Municipal Bond Investors Assurance
PCA—Pollution Control Authority

See Notes which are an integral part of the Financial Statements

Shares		Value
COMMON STOCKS—96.2%
	BASIC INDUSTRY—2.8%
170,000	Alcoa, Inc.	$ 7,038,000
100,000	Westvaco Corp.	2,638,000

	TOTAL	9,676,000

	CAPITAL GOODS—9.5%
71,000	Caterpillar, Inc.	3,564,200
150,062	Honeywell International Inc.	7,335,031
150,000	Ingersoll-Rand Co.	7,050,000
135,000	Tyco International Ltd.	7,204,950
100,000	United Technologies Corp.	7,808,000

	TOTAL	32,962,181

	CONSUMER CYCLICALS—12.7%
375,000	(1)Cendant Corp.	6,652,500
400,000	Circuit City Stores, Inc.	6,020,000
195,000	Disney (Walt) Co.	5,898,750
135,000	(1)Jones Apparel Group, Inc.	5,364,900
100,000	Lowe’s Cos., Inc.	6,300,000
200,000	Masco Corp.	4,600,000
450,000	Penney (J.C.) Co., Inc.	9,117,000

	TOTAL	43,953,150

	CONSUMER STAPLES—7.1%
125,000	CVS Corp.	7,368,750
195,000	McDonald’s Corp.	5,362,500
141,500	Ralston Purina Co.	4,300,185
170,000	(1)Tricon Global Restaurants, Inc.	7,619,400

	TOTAL	24,650,835

	ENERGY—7.5%
70,000	Chevron Corp.	6,759,200
125,000	Conoco, Inc., Class B	3,802,500
110,000	Halliburton Co.	4,753,100
90,000	Transocean Offshore, Inc.	4,885,200
180,000	USX-Marathon Group	5,752,800

	TOTAL	25,952,800

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Shares		Value

	FINANCE—17.2%
185,000	Ace, Ltd.	$ 6,604,500
110,000	Ambac Financial Group, Inc.	5,919,100
50,000	Federal National Mortgage Association	4,013,000
150,000	First Union Corp.	4,495,500
190,000	FleetBoston Financial Corp.	7,290,300
120,000	J.P. Morgan Chase & Co.	5,757,600
160,000	(1)John Hancock Financial Services, Inc.	5,944,000
97,500	PartnerRe Ltd.	4,780,425
225,000	U.S. Bancorp	4,765,500
125,000	Washington Mutual, Inc.	6,241,250
50,000	XL Capital Ltd., Class A	3,540,000

	TOTAL	59,351,175

	HEALTH CARE—12.5%
120,000	Abbott Laboratories	5,565,600
65,000	Baxter International, Inc.	5,924,750
85,000	Bristol-Myers Squibb Co.	4,760,000
150,000	(1)Edwards Life Sciences Corp.	3,247,500
300,000	(1)HEALTHSOUTH Corp.	4,215,000
50,000	Johnson & Johnson	4,824,000
70,000	Merck & Co., Inc.	5,317,900
135,000	Pfizer, Inc.	5,845,500
75,000	(1)Tenet Healthcare Corp.	3,348,000

	TOTAL	43,048,250

	TECHNOLOGY—18.8%
575,000	(1)ADC Telecommunications, Inc.	4,318,250
90,000	(1)Computer Sciences Corp.	3,206,700
147,336	(1)eFunds Corp.	2,873,052
120,000	First Data Corp.	8,092,800
275,000	Harris Corp.	7,906,250
60,000	International Business Machines Corp.	6,908,400
185,000	Lucent Technologies, Inc.	1,851,850
225,000	Motorola, Inc.	3,498,750
100,000	(1)Sungard Data Systems, Inc.	5,527,000
170,000	(1)Symantec Corp.	11,017,700
150,000	(1)Tellabs, Inc.	5,266,500
375,000	(1)Unisys Corp.	4,515,000

	TOTAL	64,982,252

SOUTHTRUST VALUE FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Concluded)

Shares		Value

	TELECOMMUNICATIONS—4.7%
168,360	Verizon Communications	$ 9,271,585
131,584	(1)Williams Communications Group, Inc.	594,759
350,000	(1)Worldcom, Inc.	6,387,500

	TOTAL	16,253,844

	UTILITIES—3.4%
73,800	El Paso Corp	5,077,440
160,000	Williams Cos., Inc.(The)	6,747,200

	TOTAL	11,824,640

TOTAL COMMON STOCKS (identified cost $240,449,835)		332,655,127

MUTUAL FUND—2.2%
7,448,226	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	7,448,226

TOTAL INVESTMENTS (identified cost $247,898,061)(2)		$340,103,353

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $247,958,737. The net unrealized appreciation of investments on a federal tax basis amounts to $92,144,616 which is comprised of $99,280,948 appreciation and $7,136,332 depreciation at April 30, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($345,656,080) at April 30, 2001.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001

Shares		Value

COMMON STOCKS—99.0%
	CAPITAL GOODS—9.7%
87,500	General Electric Co.	$ 4,246,375
15,000	Minnesota Mining & Manufacturing Co.	1,785,150
15,000	(1)Solectron Corp.	381,750
45,000	Tyco International Ltd.	2,401,650

	TOTAL	8,814,925

	CONSUMER CYCLICALS—15.1%
28,000	(1)Best Buy Co., Inc.	1,541,400
35,000	Costco Wholesale Corp.	1,222,550
45,000	Disney (Walt) Co.	1,361,250
33,500	Gap (The), Inc.	928,285
75,000	Home Depot, Inc.	3,532,500
25,000	Interpublic Group Cos., Inc.	848,750
36,000	Target Corp.	1,384,200
55,000	Wal-Mart Stores, Inc.	2,845,700

	TOTAL	13,664,635

	CONSUMER STAPLES—12.2%
36,500	Anheuser-Busch Cos., Inc.	1,459,635
29,000	Coca-Cola Co.	1,339,510
23,500	Colgate-Palmolive Co.	1,312,475
27,500	CVS Corp.	1,621,125
30,000	McDonald’s Corp.	825,000
35,000	PepsiCo, Inc.	1,533,350
17,000	Procter & Gamble Co.	1,020,850
45,000	Walgreen Co.	1,925,100

	TOTAL	11,037,045

	ENERGY—1.8%
24,665	Schlumberger Ltd.	1,635,290

	FINANCE—16.4%
35,750	American International Group, Inc.	2,924,350
41,000	Bank of New York Co., Inc.	2,058,200
18,000	Chubb Corp.	1,201,500
32,500	Citigroup Inc.	1,597,375
25,000	Freddie Mac	1,645,000
30,000	Federal National Mortgage Association	2,407,800
SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Continued)

Shares		Value

23,500	J.P. Morgan Chase & Co.	$ 1,127,530
35,000	Providian Financial Corp.	1,865,500

	TOTAL	14,827,255

	HEALTH CARE—16.6%
25,000	Abbott Laboratories	1,159,500
50,000	Bristol-Myers Squibb Co.	2,800,000
25,000	Johnson & Johnson	2,412,000
36,500	Medtronic, Inc.	1,627,900
32,000	Merck & Co., Inc.	2,431,040
82,500	Pfizer, Inc.	3,572,250
26,000	Schering-Plough Corp.	1,002,040

	TOTAL	15,004,730

	TECHNOLOGY—21.6%
75,000	(1)ADC Telecommunications, Inc.	563,250
75,000	(1)Cisco Systems, Inc.	1,273,500
11,500	(1)Computer Sciences Corp.	409,745
35,000	(1)Dell Computer Corp.	918,400
80,000	Intel Corp.	2,472,800
33,000	International Business Machines Corp.	3,799,620
65,000	(1)Microsoft Corp.	4,403,750
75,000	Motorola, Inc.	1,166,250
45,000	Nokia Oyj, ADR	1,538,550
95,000	(1)Sun Microsystems, Inc.	1,626,400
36,000	Texas Instruments, Inc.	1,393,200

	TOTAL	19,565,465

	TELECOM SERVICES—5.6%
30,000	Alltel Corp.	1,638,300
35,000	Verizon Communications	1,927,450
80,000	(1)Worldcom, Inc.	1,460,000

	TOTAL	5,025,750

TOTAL COMMON STOCKS (identified cost $69,339,650)		89,575,095

MUTUAL FUND—0.8%
744,196	AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	744,196

TOTAL INVESTMENTS (identified cost $70,083,846)(2)		$ 90,319,291

SOUTHTRUST GROWTH FUND
PORTFOLIO OF INVESTMENTS
April 30, 2001 (Concluded)

(1)	Non-income producing security.

(2)
The cost of investments for federal tax purposes amounts to $70,086,926. The net unrealized appreciation of investments on a federal tax basis amounts to $20,232,365 which is comprised of $28,442,494 appreciation and $8,210,129 depreciation at April 30, 2001.

Note:	The categories of investments are shown as a percentage of net assets ($90,536,069) at April 30, 2001. The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001

	U.S. Treasury Money Market Fund	Income Fund		Bond Fund
Assets:
Investments in repurchase agreements	$ 842,716,000	$ —		$ —
Investments in securities	299,125,236	68,756,668		138,262,222

Total investments in securities, at value	1,141,841,236	68,756,668		138,262,222
Short-term investments held as collateral for securities lending	—	—		36,127,300
Cash	6,963	2,566		6,872
Receivable for investments sold	—	1,870,744		1,042,612
Receivable for shares sold	175	33,653		—
Income receivable	1,892,133	1,096,497		2,348,030
Deferred compensation	13,802	1,021		1,963

Total assets	1,143,754,309	71,761,149		177,788,999

Liabilities:
Payable for investments purchased	—	1,997,864		998,150
Payable for shares redeemed	—	27,874		95,028
Payable on collateral to broker	—	—		36,127,300
Income distribution payable	2,157,917	—		—
Accrued expenses	95,881	6,326		17,844
Payable for deferred compensation	13,802	1,021		1,963

Total liabilities	2,267,600	2,033,085		37,240,285

Net Assets Consist of:
Paid in capital	1,141,486,709	71,461,496		140,790,914
Net unrealized appreciation of investments	—	837,043		2,602,472
Accumulated net realized loss on investments	—	(2,604,663)		(2,956,025)
Undistributed net investment income	—	34,188		111,353

Total Net Assets	$1,141,486,709	$69,728,064		$140,548,714

Shares Outstanding	1,141,486,709	7,176,949		13,937,177

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$ 1.00	$ 9.72		$ 10.08

Offering Price Per Share(1)	—	$ 10.07	(2)	$ 10.45	(2)

Redemption Proceeds Per Share(1)	—	$ 9.62	(3)	$ 9.98	(3)

Investments, at identified cost	—	67,919,625		135,659,750

Investments, at tax cost	—	67,932,163		135,831,976

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
April 30, 2001 (Concluded)

	Alabama Tax-Free Income Fund		Value Fund		Growth Fund
Assets:
Investments in repurchase agreements	$ —		$ —		$ —
Investments in securities	51,762,026		340,103,353		90,319,291

Total investments in securities, at value	51,762,026		340,103,353		90,319,291
Cash	2,902		—		—
Receivable for investments sold	—		5,537,038		—
Receivable for shares sold	—		11,584		158,701
Income receivable	797,733		353,362		74,405
Deferred compensation	853		5,089		1,360

Total assets	52,563,514		346,010,426		90,553,757

Liabilities:
Payable for shares redeemed	5,661		288,526		—
Payable to bank	—		33,987		7,174
Accrued expenses	11,037		26,744		9,154
Payable for deferred compensation	853		5,089		1,360

Total liabilities	17,551		354,346		17,688

Net Assets Consist of:
Paid in capital	51,302,802		247,101,842		71,387,288
Net unrealized appreciation of investments	1,248,563		92,205,292		20,235,445
Accumulated net realized gain (loss) on investments	(107,978)		6,309,275		(1,085,344)
Undistributed net investment income (Accumulated net investment loss)	102,576		39,671		(1,320)

Total Net Assets	$52,545,963		$345,656,080		$90,536,069

Shares Outstanding	5,076,069		20,280,407		10,794,377

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$ 10.35		$ 17.04		$ 8.39

Offering Price Per Share(1)	$ 10.73	(2)	$ 17.84	(3)	$ 8.79 (3)

Redemption Proceeds Per Share(1)	$ 10.25	(4)	$ 16.87	(4)	$ 8.31 (4)

Investments, at identified cost	50,513,463		247,898,061		70,083,846

Investments, at tax cost	50,513,463		247,958,737		70,086,926

(1)	See “What Do Shares Cost?” in the Prospectus.
(2)	Computation of offering price: 100/96.5 of net asset value.
(3)	Computation of offering price: 100/95.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Year Ended April 30, 2001

	U.S. Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Dividends	$ —	$ 78,225	$ —
Interest	58,625,081	4,214,649	8,585,808

Total income	58,625,081	4,292,874	8,585,808

Expenses:
Investment adviser fee	4,885,543	389,571	770,240
Administrative personnel and services fee	956,048	100,000	125,699
Custodian fees	73,855	6,493	12,837
Transfer and dividend disbursing agent fees and expenses	35,262	30,012	35,113
Directors’/Trustees’ fees	34,569	2,750	2,426
Auditing fees	12,866	14,064	15,885
Legal fees	9,901	23,434	21,115
Portfolio accounting fees	118,187	49,126	52,175
Shareholder services fee	2,442,772	162,321	320,934
Share registration costs	85,313	15,637	16,326
Printing and postage	32,389	12,896	16,157
Insurance premiums	1,472	726	1,056
Deferred compensation expense	13,802	1,021	1,963
Miscellaneous	19,542	9,245	6,756

Total expenses	8,721,521	817,296	1,398,682

Waivers—
Waiver of investment adviser fee	(1,856,506)	(194,785)	—
Waiver of administrative personnel and services fee	—	(36,398)	—
Waiver of shareholder services fee	(1,954,217)	(129,857)	(256,747)

Total waivers	(3,810,723)	(361,040)	(256,747)

Net expenses	4,910,798	456,256	1,141,935

Net investment income	53,714,283	3,836,618	7,443,873

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	—	(354,489)	790,847
Change in unrealized depreciation of investments	—	2,376,599	4,575,140

Net realized and unrealized gain on investments	—	2,022,110	5,365,987

Change in net assets resulting from operations	$53,714,283	$5,858,728	$12,809,860

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF OPERATIONS
Year Ended April 30, 2001 (Concluded)

	Alabama Tax-Free Income Fund	Value Fund	Growth Fund
Investment Income:
Dividends	$ —	$ 4,172,661	$ 781,262
Interest	2,594,983	742,343	73,331

Total income	2,594,983	4,915,004	854,593

Expenses:
Investment adviser fee	322,763	2,441,265	657,684
Administrative personnel and services fee	52,724	319,018	85,945
Custodian fees	5,379	32,550	8,769
Transfer and dividend disbursing agent fees and expenses	22,973	45,158	27,026
Directors’/Trustees’ fees	1,544	10,191	3,928
Auditing fees	11,015	11,584	10,874
Legal fees	20,844	23,486	20,189
Portfolio accounting fees	56,143	84,637	44,523
Shareholder services fee	134,484	813,755	219,228
Share registration costs	13,135	20,010	15,222
Printing and postage	13,111	24,788	14,699
Insurance premiums	784	1,789	1,009
Deferred compensation expense	853	5,089	1,360
Miscellaneous	8,108	7,024	8,186

Total expenses	663,860	3,840,344	1,118,642

Waivers—
Waiver of investment adviser fee	(215,175)	—	—
Waiver of shareholder services fee	(107,588)	(651,004)	(175,382)

Total waivers	(322,763)	(651,004)	(175,382)

Net expenses	341,097	3,189,340	943,260

Net investment income (loss)	2,253,886	1,725,664	(88,667)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	106,550	13,804,049	(1,085,344)
Change in unrealized appreciation (depreciation) of investments	2,462,151	21,363,631	(10,798,679)

Net realized and unrealized gain (loss) on investments	2,568,701	35,167,680	(11,884,023)

Change in net assets resulting from operations	$4,822,587	$36,893,344	$(11,972,690)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	U.S. Treasury Money Market Fund		Income Fund
	Year Ended April 30,		Year Ended April 30,
	2001	2000	2001	2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 53,714,283	$ 36,081,908	$ 3,836,618	$ 3,706,536
Net realized loss on investments	—	—	(354,489)	(728,737)
Net change in unrealized depreciation of investment	—	—	2,376,599	(1,559,211)

Change in net assets resulting from operations	53,714,283	36,081,908	5,858,728	1,418,588

Distributions to Shareholders—
Distributions from net investment income	(53,714,283)	(36,081,908)	(3,833,941)	(3,711,290)
Share Transactions—
Proceeds from sale of shares	1,958,777,972	1,849,977,509	15,950,047	19,818,702
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	6,361,767
Net asset value of shares issued to shareholders in payment of distributions declared	19,667,365	10,774,601	679,576	1,164,976
Cost of shares redeemed	(1,689,741,589)	(1,695,652,591)	(13,188,648)	(13,235,947)

Change in net assets resulting from share transactions	288,703,748	165,099,519	3,440,975	14,109,498

Change in net assets	288,703,748	165,099,519	5,465,762	11,816,796
Net Assets:
Beginning of period	852,782,961	687,683,442	64,262,302	52,445,506

End of period	$ 1,141,486,709	$ 852,782,961	$69,728,064	$64,262,302

Undistributed net investment income included in net assets at end of period	$ —	$ —	$ 34,188	$ 31,511

Net realized loss as computed for federal tax purposes	$ —	$ —	$ (591,780)	$ (280,958)

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)

	Bond Fund		Alabama Tax-Free Income Fund
	Year Ended April 30,		Year Ended April 30, 2001	Period Ended April 30, 2000(1)
	2001	2000
Increase (Decrease) in Net Assets
Operations—
Net investment income	$ 7,443,873	$ 7,181,774	$ 2,253,886	$ 1,531,605
Net realized gain (loss) on investments	790,847	(3,414,526)	106,550	(214,528)
Net change in unrealized appreciation (depreciation) of investment	4,575,140	(3,845,457)	2,462,151	(469,472)

Change in net assets resulting from operations	12,809,860	(78,209)	4,822,587	847,605

Distributions to Shareholders—
Distributions from net investment income	(7,449,022)	(7,147,932)	(2,213,092)	(1,470,404)
Share Transactions—
Proceeds from sale of shares	39,862,578	17,417,761	9,760,629	9,983,626
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	57,200,317
Net asset value of shares issued to shareholders in payment of distributions declared	5,382,348	5,550,241	242,496	27,065
Cost of shares redeemed	(23,438,344)	(32,256,141)	(12,832,459)	(13,822,407)

Change in net assets resulting from share transactions	21,806,582	(9,288,139)	(2,829,334)	53,388,601

Change in net assets	27,167,420	(16,514,280)	(219,839)	52,765,802
Net Assets:
Beginning of period	113,381,294	129,895,574	52,765,802	—

End of period	$140,548,714	$113,381,294	$52,545,963	$52,765,802

Undistributed net investment income included in net assets at end of period	$ 111,353	$ 116,502	$ 102,576	$ 61,201

Net realized gain (loss) as computed for federal tax purposes	$ (1,748,936)	$ (1,071,571)	$ (18,217)	$ (89,761)

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
(Concluded)

	Value Fund		Growth Fund
	Year Ended April 30,		Year Ended April 30, 2001	Period Ended April 30, 2000(1)
	2001	2000
Increase (Decrease) in Net Assets
Operations—
Net investment income (loss)	$ 1,725,664	$ 1,279,535	$ (88,667)	$ (7,558)
Net realized gain (loss) on investments	13,804,049	44,161,101	(1,085,344)	8,433,216
Net change in unrealized appreciation of investments	21,363,631	(32,749,910)	(10,798,679)	(3,833,093)

Change in net assets resulting from operations	36,893,344	12,690,726	(11,972,690)	4,592,565

Distributions to Shareholders—
Distributions from net investment income	(1,812,958)	(1,233,933)	—	—
Distributions from net realized gain on investments transactions	(32,543,239)	(31,134,719)	(6,565,609)	(1,867,916)

Change in net assets from distributions to shareholders	(34,356,197)	(32,368,652)	(6,565,609)	(1,867,916)

Share Transactions—
Proceeds from sale of shares	52,674,107	23,885,721	25,868,540	18,219,050
Proceeds from shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	70,325,290
Net asset value of shares issued to shareholders in payment of distributions declared	31,297,188	28,350,672	6,534,430	86,088
Cost of shares redeemed	(70,271,560)	(91,870,552)	(9,695,986)	(4,987,693)

Change in net assets resulting from share transactions	13,699,735	(39,634,159)	22,706,984	83,642,735

Change in net assets	16,236,882	(59,312,085)	4,168,685	86,367,384
Net Assets:
Beginning of period	329,419,198	388,731,283	86,367,384	—

End of period	$345,656,080	$329,419,198	$90,536,069	$86,367,384

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$ 39,671	$ 126,965	$ (1,320)	$ —

Net realized gain (loss) as computed for federal tax purposes	$ 13,719,064	$ 44,184,913	$ (1,082,264)	$ 8,433,216

(1)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments	Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments
U.S. Treasury Money Market Fund
1997	$ 1.00	0.05		—	0.05	(0.05)	—
1998	$ 1.00	0.05		—	0.05	(0.05)	—
1999	$ 1.00	0.05		—	0.05	(0.05)	—
2000	$ 1.00	0.05		—	0.05	(0.05)	—
2001	$ 1.00	0.06		—	0.06	(0.06)	—

Income Fund
1997	$ 9.77	0.56		(0.09)	0.47	(0.56)	—
1998	$ 9.68	0.58		0.13	0.71	(0.58)	—
1999	$ 9.81	0.57		(0.03)	0.54	(0.57)	—
2000	$ 9.78	0.58		(0.37)	0.21	(0.58)	—
2001	$ 9.41	0.57		0.31	0.88	(0.57)	—

Bond Fund
1997	$10.01	0.61		(0.03)	0.58	(0.64)	—
1998	$ 9.95	0.60		0.45	1.05	(0.60)	—
1999	$10.40	0.55		0.03	0.58	(0.56)	(0.18)
2000	$10.24	0.58		(0.57)	0.01	(0.58)	—
2001	$ 9.67	0.57		0.42	0.99	(0.58)	—

Alabama Tax-Free Income Fund
2000(3)	$10.00	0.29		(0.14)	0.15	(0.28)	—
2001	$ 9.87	0.43		0.47	0.90	(0.42)	—

Value Fund
1997	$14.40	0.20		2.59	2.79	(0.21)	(1.17)
1998	$15.81	0.15		5.26	5.41	(0.15)	(2.02)
1999	$19.05	0.08		0.43	0.51	(0.08)	(1.58)
2000	$17.90	0.06		0.63	0.69	(0.06)	(1.56)
2001	$16.97	0.09		1.75	1.84	(0.09)	(1.68)

Growth Fund
2000(3)	$10.00	—		0.65	0.65	—	(0.25)
2001	$10.40	(0.00	)(5)	(1.30)	(1.30)	—	(0.71)

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
(3)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(4)	Computed on an annualized basis.
(5)	Per share amount does not equal (0.01).

See Notes which are an integral part of the Financial Statements

SOUTHTRUST FUNDS
FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

			Ratios to average net assets
Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (loss)		Expense waivers/ reimbuse- ments(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

(0.05)	$ 1.00	4.88%	0.51%		4.78%		0.20%		$ 524,462	—
(0.05)	$ 1.00	5.14%	0.48%		5.03%		0.19%		$ 631,869	—
(0.05)	$ 1.00	4.77%	0.45%		4.65%		0.19%		$ 687,683	—
(0.05)	$ 1.00	4.91%	0.49%		4.82%		0.40%		$ 852,783	—
(0.06)	$ 1.00	5.68%	0.50%		5.50%		0.39%		$1,141,487	—

(0.56)	$ 9.68	4.90%	0.92%		5.59%		0.32%		$ 38,598	112%
(0.58)	$ 9.81	7.46%	0.75%		5.86%		0.44%		$ 39,969	112%
(0.57)	$ 9.78	5.58%	0.75%		5.76%		0.41%		$ 52,446	48%
(0.58)	$ 9.41	2.25%	0.64%		6.13%		0.57%		$ 64,262	85%
(0.57)	$ 9.72	9.58%	0.70%		5.91%		0.56%		$ 69,728	55%

(0.64)	$ 9.95	5.98%	0.86%		6.18%		0.05%		$ 91,185	63%
(0.60)	$10.40	10.80%	0.84%		5.88%		0.01%		$ 114,650	107%
(0.74)	$10.24	5.54%	0.84%		5.26%		—		$ 129,897	119%
(0.58)	$ 9.67	0.15%	0.84%		5.88%		0.22%		$ 113,381	76%
(0.58)	$10.08	10.47%	0.89%		5.80%		0.20%		$ 140,549	80%

(0.28)	$ 9.87	1.47%	0.65	%(4)	4.17	%(4)	0.60	%(4)	$ 52,766	33%
(0.42)	$10.35	9.27%	0.63%		4.19%		0.60%		$ 52,546	14%

(1.38)	$15.81	19.99%	0.94%		1.33%		0.03%		$ 272,665	27%
(2.17)	$19.05	36.39%	0.94%		0.77%		—		$ 412,857	75%
(1.66)	$17.90	5.17%	0.91%		0.48%		—		$ 388,731	45%
(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$ 329,419	45%
(1.77)	$17.04	12.12%	0.98%		0.53%		0.20%		$ 345,656	54%

(0.25)	$10.40	6.54%	1.15	%(4)	(0.01	)%(4)	0.20	%(4)	$ 86,367	28%
(0.71)	$ 8.39	(12.68)%	1.08%		(0.10)%		0.20%		$ 90,536	19%

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001

(1)  Organization

SouthTrust Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”)	Diversified	To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

Income Fund (“Income”)	Diversified	To provide current income.

Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.

Alabama Tax Free Income Fund (“Alabama Tax-Free Income”)	Non-diversified	To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.

Value Fund (“Value”)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.

Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

        The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Continued)

At August 20, 1999, the following Funds received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

	Income	Alabama Tax-Free	Growth
SouthTrust Fund Shares Issued	660,620	5,720,032	5,087,923

Common Trust Funds Net Assets Received	$6,361,767	$57,200,317	$50,879,228

Unrealized Appreciation (Depreciation)*	$ (14,647)	$ (744,116)	$24,978,778

*	Unrealized Appreciation (Depreciation) is included in the Common Trust Funds’ net assets acquired above.

On August 27, 1999, Growth received a tax-free transfer of assets from the Common Trust Funds managed by the Adviser as follows:

Growth
SouthTrust Fund Shares Issued	1,931,089

Common Trust Funds Net Assets Received	$19,446,062

Unrealized Appreciation*	$ 9,888,439

*	Unrealized Appreciation is included in the Common Trust Funds’ net assets acquired above.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

        Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Trustees (the “Trustees”).

        Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

        The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

        Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the “Code”). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

        The Funds will adopt the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Funds will begin amortizing premiums and discounts on long-term debt securities effective May 1, 2001. The cumulative effect, although not yet fully determined, will have no impact on the total net assets of the Funds.

        Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing tax treatments for net operating loss. The following reclassifications have been made to the financial statements:

Increase (Decrease)
Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income
Alabama Tax-Free Income	$ (581)	$ —	$ 581
Growth	(87,656)	309	87,347

        Net investment income, realized gains (losses), and net assets were not affected by this reclassification.

        Federal Taxes—It is the Company’s policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

        At April 30, 2001, the following Funds had capital loss carryforwards for federal tax purposes, which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve each Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Year				Total Capital Loss Carryforwards
Fund	2005	2006	2008	2009
Income	$1,448,015	$73,422	$ 280,958	$ 591,780	$2,394,175
Bond	—	—	1,071,571	1,748,936	2,820,507
Alabama Tax-Free Income	—	—	89,761	18,217	107,978
Growth	—	—	—	1,082,264	1,082,264
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Continued)

Additionally, the following Fund incurred net capital losses on security transactions after October 31, 2000, which are treated as arising on May 1, 2001, the first day of the Fund’s next taxable year.

Fund	Post-October Losses
Income	$214,688

        When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

        Use of Estimates—The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

        Securities Lending—Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to broker/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 100% of the current market value of the loaned securities.

        Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in interest income is $21,192 for Bond Fund attributable to income earned on securities lending transactions.

        Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

        As of April 30, 2001, the value of securities loaned plus interest, the payable on collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$33,609,399	$36,127,300	$36,127,300

Cash collateral is held in a segregated account.

        Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund’s pricing committee.

        Other—Investment transactions are accounted for on a trade date basis.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Continued)

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

	U.S. Treasury		Income
	Year Ended April 30,		Year Ended April 30,
	2001	2000	2001	2000
Shares sold	1,958,777,972	1,849,977,509	1,659,756	2,068,505
Shares issued in connection with the tax- free transfer of assets from the Common Trust Funds	—	—	—	660,620
Shares issued to shareholders in payment of distributions declared	19,667,365	10,774,601	71,146	121,693
Shares redeemed	(1,689,741,589)	(1,695,652,591)	(1,380,960)	(1,383,734)

Net change resulting from share transactions	288,703,748	165,099,519	349,942	1,467,084

	Bond		Alabama Tax-Free
	Year Ended April 30,		Year Ended April 30, 2001	Period Ended April 30, 2000 (1)
	2001	2000
Shares sold	4,031,826	1,766,348	956,927	1,004,866
Shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	5,720,032
Shares issued to shareholders in payment of distributions declared	543,120	566,274	23,642	2,728
Shares redeemed	(2,367,079)	(3,292,199)	(1,250,956)	(1,381,170)

Net change resulting from share transactions	2,207,867	(959,577)	(270,387)	5,346,456

(1)	For the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Continued)

	Value		Growth
	Year Ended April 30,		Year Ended April 30, 2001	Period Ended April 30, 2000 (1)
	2001	2000
Shares sold	3,248,648	1,432,486	2,765,879	1,764,741
Shares issued in connection with the tax-free transfer of assets from the Common Trust Funds	—	—	—	7,019,012
Shares issued to shareholders in payment of distributions declared	2,008,391	1,704,804	763,368	8,278
Shares redeemed	(4,383,406)	(5,452,796)	(1,037,822)	(489,079)

Net change resulting from share transactions	873,633	(2,315,506)	2,491,425	8,302,952

(1)	For the period from August 20, 1999 (date of initial public investment) to April 30, 2000.

(4)  Investment Adviser Fee and Other Transactions with Affiliates

        Investment Adviser Fee—SouthTrust Investment Advisors, the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
U.S. Treasury	0.50%

Income	0.60%

Bond	0.60%

Alabama Tax-Free Income	0.60%

Value	0.75%

Growth	0.75%

        Administrative Fee—Federated Administrative Services (“FAS”) provides the Company with certain administrative personnel and services. The fee is based on a scale that ranges from 0.15% to 0.075% of the average aggregate net assets of the Company for the period. FAS may voluntarily choose to waive a portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.
SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Continued)

        Distribution Services Fee—The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp., (“FSC”) the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

Fund	Percentage of the Average Daily Net Assets of Fund
Income	0.25%

Alabama Tax-Free Income	0.25%

Growth	0.25%

        During the year ended April 30, 2001, none of the above mentioned Funds incurred a distribution services fee.

        Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees—FServ also maintains the Company’s accounting records for which it receives a fee. The fee is based on the level of each Fund’s average net assets for the period, plus out-of-pocket expenses.

Interfund Transactions—During the year ended April 30, 2001, Alabama Tax-Free income Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. The purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $13,009,114 and $9,019,599, respectively.

        Organizational Expenses—Organizational expenses for Income were initially borne by FServ. Income has reimbursed FServ for these expenses. These expenses have been deferred and have been amortized over the five-year period following Income’s effective date. For the year ended April 30, 2001, Income expensed $2,207 of organizational expenses. At April 30, 2001, organizational expenses for all Funds in the Company have been fully expensed.

Deferred Compensation Plan—The Company’s independent Trustees may participate in a deferred compensation plan. Under the deferred compensation plan, Trustees may elect to defer 50% or 100% of the compensation they earn as Trustees. Amounts deferred will be invested in Shares of one or more eligible Funds as defined under the Plan.

        General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(5)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S. government securities, short-term securities (and in-kind contributions), for the year ended April 30, 2001, were as follows:

Fund	Purchases	Sales
Income	$ 18,369,052	$ 13,922,075

Bond	45,579,359	25,996,778

Alabama Tax-Free Income	7,170,770	10,187,614

Value	169,517,953	189,969,599

Growth	34,179,942	16,831,500

Purchases and sales of long-term U.S. government securities for the year ended April 30, 2001, were as follows:

Fund	Purchases	Sales
Income	$20,403,889	$20,379,800

Bond	77,774,550	74,588,119

SOUTHTRUST FUNDS
COMBINED NOTES TO FINANCIAL STATEMENTS
April 30, 2001 (Continued)

(6)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2001, 62.4% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 36.0% of total investments.

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended April 30, 2001, the Funds designated long-term capital gain dividends as follows:

Fund
Value	$32,543,239

Growth	6,565,300

For the year ended April 30, 2001, U.S. Treasury, Income, Bond, and Alabama Tax-Free Income did not designate any long-term capital gain dividends.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of
SOUTHTRUST FUNDS:

        We have audited the accompanying statements of assets and liabilities of SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, investment portfolios of SouthTrust Funds, a Massachusetts business trust, (the “SouthTrust Funds”), including the schedules of portfolios of investments, as of April 30, 2001, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the SouthTrust Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the SouthTrust Funds as of April 30, 2001, the results of their operations for the year then ended and the changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
June 8, 2001
TRUSTEES	OFFICERS

Charles G. Brown, III Russell W. Chambliss Thomas M. Grady Lawrence W. Greer Billy L. Harbert, Jr. William O. Vann
Charles G. Brown, III
Chairman
Edward C. Gonzales
President
Beth S. Broderick
Vice President and Treasurer
Peter J. Germain
Vice President
John D. Johnson
Secretary
Victor R. Siclari
Assistant Secretary

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Company’s prospectuses, which contain facts concerning the Funds’ objectives and policies, management fees, expenses and other information.
Cusip 844734103
No Bank Guarantee	Not FDIC Insured	May Lose Value	Cusip 844734400
Cusip 844734202
Cusip 844734608
Investment Adviser: SouthTrust Investment Advisers			Cusip 844734301
Distributor: Federated Securities Corp.			Cusip 844734509
G00859-01 (6/01)

Annual Report Appendix

A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Income Fund., (the "Fund") based on a 3.50% sales charge is represented by a solid line. The Merrill Lynch Corporate/ Government 1-5 Year Index (the "ML1-5GC") is
represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the
Fund and the ML1-5GC. The "x" axis reflects computation periods from 1/10/96 to 4/30/2001. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a
3.50% sales charge, as compared to the ML1-5GC. The ending values were $12,753 and $13,863, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year and five-year
periods ended 4/30/2001 and from the start of performance of the Fund's Shares
(1/10/96) to 4/30/2001. The total returns were 5.76%, 5.18% and 4.69%, respectively.

A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Bond Fund., (the "Fund") based on a 4.00% sales charge is represented by a solid line. The Lehman Brothers Government/ Credit Total Index (the "LBGCT") is
represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LBGCT. The "x" axis reflects computation periods from 5/8/92 to
4/30/2001. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a
4.00% sales charge, as compared to the LBGCT. The ending values were $16,870 and
$19,225, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year and five-year periods ended 4/30/2001 and from the start of performance of the
Fund's Shares (5/8/92) to 4/30/2001. The total returns were 6.61%, 5.77% and 6.06%, respectively.

A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Alabama Tax-Free Income Fund., (the "Fund") based on a 3.50% sales charge is represented by a solid line. The Lehman Brothers 5 year Municipal Bond Index (the
"LB5MB") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the LB5MB. The "x" axis reflects computation periods
from 4/30/90 to 4/30/2001.   The "y" axis reflects the cost of the investment. The
right margin reflects the ending value of the hypothetical investment in the Fund, based on a 3.50% sales
charge, as compared to the LB5MB. The ending values were $15,320 and $18,080, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, five-year and 10- year periods ended 4/30/2001 and from the start of performance of the
Fund's Shares (1/1/89) to 4/30/2001. The total returns were 5.42%, 3.85%,
4.35% and 4.85%, respectively.

A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Value Fund., (the "Fund") based on a 4.50% sales charge is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The
"x" axis reflects computation periods from 5/8/92 to 4/30/2001. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the S&P 500. The ending values were $30,755 and $36,121, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year and five-year periods ended 4/30/2001 and from the start of performance of the Fund's Shares
(5/8/92) to 4/30/2001. The total returns were 7.07%, 13.95% and 13.33%, respectively.

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The SouthTrust
Growth Fund., (the "Fund") based on a 4.50% sales charge is represented by a solid line. The Standard & Poor's 500 Index (the "S&P 500") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund and the S&P 500. The
"x" axis reflects computation periods from 4/30/90 to 4/30/2001. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the Fund, based on a 4.50% sales charge, as compared to the S&P 500. The ending values were $45,173 and $56,191, respectively. The legend in the bottom quadrant of the graphic presentation indicates the Fund's Average Annual Total Returns for the one-year, five-year and 10-year periods ended 4/30/2001 and from the start of performance of the
Fund's Shares (4/30/90) to 4/30/2001. The total returns were (16.61%), 13.18%,
12.68% and 13.64%, respectively.